UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule14a-12

Learning Tree International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

EXPLANATORY NOTE

On March 3, 2017, Learning Tree International, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2017 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2017 Annual Meeting of Stockholders to be held on April 14, 2017 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). This Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal 4 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds the Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company stockholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT 2017 ANNUAL MEETING OF STOCKHOLDERS To Be Held Friday, April 14, 2017

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Learning Tree International, Inc. (the “Company”, “we”, or “our”), dated March 3, 2017 (the “Proxy Statement”) for the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to, (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”) and (ii) update the Notice of the Annual Meeting to add the new Proposal 4 (the “Amended Notice”). This Supplement, along with the accompanying Amended Notice, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The Annual Meeting is being held at the Education Center of the Company located at 13650 Dulles Technology Drive, Herndon, VA 20171, on Friday, April 14, 2017 at 10:00 a.m. local time.

This Supplement relates to the new Proposal 4 to be considered by stockholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously made available to you or mailed to you, if you requested a hard copy. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On March 24, 2017, we sent this Supplement, the Amended Notice of Annual Meeting attached hereto as Appendix A and the enclosed new proxy card to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON APRIL 14, 2017.

This Supplement, the Proxy Statement, Proxy Card, as revised, and our Annual Report on Form 10-K are available at http://www.envisionreports.com/LTRE and at the “Investor Information” section of our corporate website at http://www.learningtree.com/investor/proxy.htm.

Additionally, you can find a copy of our Annual Report on Form 10-K on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

PROPOSALS TO BE VOTED UPON BY Stockholders

Information contained in this Supplement relates to Proposal 4 that will be presented to stockholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on March 3, 2017, and which was previously made available to you or mailed to you, if you requested a hard copy.

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal 4.

Effect of Abstentions and Broker Non-Votes.

Shares of common stock present at the Annual Meeting but that abstain from voting on Proposal 4 are not treated as votes cast. Therefore, such abstention will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on any of the proposals on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Annual Meeting. If you are a beneficial holder of our common stock and do not provide specific voting instructions to your broker, bank or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal 4 or the other proposals, except for Proposal 3- the ratification of BDO USA, LLP as our independent auditor. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Revocation of Proxies/Voting of Shares

Any stockholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders entitled to vote at the Annual Meeting who attend may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

If you have previously submitted voting instructions with respect to Proposals 1, 2 and/or 3, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1, 2 and 3 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. Where proxies are returned without instructions, the shares will be voted: (1) “FOR” the election of each of the Class I director nominees as a director of the Company; (2) “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; (3) “FOR” the ratification of  BDO USA, LLP as the Company’s independent auditors for the fiscal year ending September 29, 2017; (4) “FOR” a frequency of every year for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal); and (5) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting.

PROPOSAL 4: NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing stockholders with a non-binding, advisory vote on the frequency with which the Company’s stockholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 2, as set forth in the Proxy Statement.

Our stockholders voted on a similar proposal at our annual meeting of stockholders in 2011, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2011, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

The Board believes that an annual stockholder vote on the compensation paid to our named executive officers represents a best practice in corporate governance and will provide the Board with current information on stockholder sentiment about our executive compensation program and enable the Board to respond timely, when deemed appropriate, to stockholder concerns about the program.

2

The Company is presenting this Proposal 4, which gives you as a stockholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 above, in our proxy statement.  In particular, we are asking whether the advisory vote should occur every year, every two years or every three years.  The Company asks that you support a frequency period of every year for future non-binding, advisory stockholder votes on the compensation paid to our named executive officers. Stockholders are being asked to vote on the following non-binding advisory resolution:

RESOLVED, that the frequency of once every one, two or three years that receives the highest number of votes cast for this non-binding advisory resolution will be considered to be the preferred frequency of the stockholders with which the Company is to hold future non-binding stockholder advisory votes on the compensation paid to our named executive officers set forth in the Company’s proxy statement.

Vote Required

As with your vote on Proposal 2, your vote on this Proposal 4 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our stockholders’ sentiment and the Board will evaluate any appropriate next steps.

Stockholders may vote for 1, 2 or 3 years, or may abstain. If there is no designation on any proxy as to how the shares represented should be voted, the proxy will be voted for a frequency of every year. The advisory vote on frequency will be determined based on the number of years which receives the most votes cast. Shares of common stock that are present at the Annual Meeting but abstain from voting on such proposal are not treated as votes cast and will have no effect on the outcome of the vote on this proposal. Also, broker non-votes will have no effect on the outcome of the vote on this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A RESOLUTION THAT PROVIDES FOR A FREQUENCY OF EVERY YEAR FOR FUTURE NON-BINDING, ADVISORY STOCKHOLDER VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

3

Appendix A

Updated Notice of Annual Meeting

Learning Tree International, Inc.

13650 Dulles Technology Drive, Suite 400

Herndon, Virginia 20171

UPDATED NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, April 14, 2017

THIS UPDATED NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders of Learning Tree International, Inc. (our “Annual Meeting”) will continue to be held at the Education Center of the Company located at 13650 Dulles Technology Drive, Herndon, VA 20171, on Friday, April 14, 2017 at 10:00 a.m. local time and that the following purposes, which now includes a new proposal 4, as more fully described in the proxy statement (the “Proxy Statement”) and the supplement to the Proxy Statement:

1.     To elect three Class I directors to serve for a three-year term ending at the 2020 annual meeting of stockholders.

2.     To hold a non-binding advisory vote on our executive compensation.

3.     To ratify the appointment of BDO USA, LLP as our independent auditor for the fiscal year ending September 29, 2017.

4.     To hold a non-binding, advisory vote regarding the frequency of voting on the compensation paid to the Company’s named executive officers.

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” each of the Class I director nominees proposed by the Board, that you vote “FOR” proposals 2 and 3 and “FOR” a frequency of one year under proposal 4. The background of each of the Class I director nominees and a description of the other proposals are described in detail in the accompanying Proxy Statement.

The Board has fixed the close of business on February 21, 2017 (the “Record Date”) as the record date for determining the stockholders entitled to notice of and to vote at our Annual Meeting, or at any adjournment or postponement thereof. Only stockholders at the close of business on the Record Date are entitled to vote at our Annual Meeting or at any adjournment or postponement thereof.

We have distributed our Proxy Statement and other proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about March 3, 2017, rather than a paper copy of the Proxy Statement, the proxy card and our 2016 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended September 30, 2016.

In addition, we mailed a supplement to our proxy statement, dated March 24, 2017 (the “Proxy Statement Supplement”), which included a paper copy of this updated notice of the Annual Meeting and a revised proxy card (collectively, the “Supplemental Proxy Materials”) in order to provide for stockholders to vote at the Annual Meeting on proposal 4 that relates to a non-binding, advisory vote on the frequency of the say-on-pay vote on the compensation paid to our named executive officers.

A-1

The Proxy Statement Supplement contains additional information related to the new Proposal 4 to be considered by stockholders at the Annual Meeting. However, the Proxy Statement Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Proxy Statement Supplement carefully and in its entirety together with the Proxy Statement.

The Notice of Internet Availability contains instructions on how to access the proxy materials, which now includes the Supplemental Proxy Materials, as well as vote and obtain, if desired, a paper copy of the Company’s other proxy materials.

Please note that if you have already voted your shares, we strongly encourage you to also vote on proposal 4 which has been added for stockholders to consider and vote on at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability, the Supplemental Proxy Materials or the proxy materials please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement, Supplemental Proxy Materials and the other proxy materials.

By Order of the Board of Directors,

/s/ Dr. David C. Collins
Dr. David C. Collins
Chairman of the Board

March 24, 2017

Important Notice Regarding Availability of Proxy Materials
for the 2017 Annual Meeting of Stockholders to be Held on April 14, 2017

Our Proxy Statement, Proxy Statement Supplement, 2016 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended September 30, 2016, and Proxy Card, as revised, are available on the Internet at http://www.envisionreports.com/LTRE and at the “Investor Information” section of our corporate website at http://www.learningtree.com/investor/proxy.htm.

A-2

Appendix B

Learning Tree® International

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

1. Election of Directors:

	For	Withhold
01 - Howard A. Bain III	☐	☐
02 - Mary C. Collins	☐	☐
03 - Richard A. Spires	☐	☐

	For	Against	Abstain
2. Approval, on a non-binding advisory basis, of Learning Tree's executive compensation.	☐	☐	☐
3. Ratification of the appointment of BDO USA, LLP as our independent auditors for the fiscal year ending September 29, 2017.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. A non-binding, advisory vote regarding the frequency of voting on the compensation paid to the Company's named executive officers.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02K9QD

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Learning Tree® International

Revocable Proxy — LEARNING TREE INTERNATIONAL, INC.

Notice of 2017 Annual Meeting of Stockholders

13650 Dulles Technology Drive, Herndon, Virginia 20171

This Proxy is Solicited on Behalf of the Learning Tree International, Inc. ("Learning Tree") Board of Directors for the 2017 Annual Meeting of Stockholders ("Annual Meeting") to be held on Friday, April 14, 2017 at 10:00 a.m. local time

You, the undersigned stockholder, appoint and authorize Magnus Nylund and David Asai, or either of them, each with the full power of substitution, to represent and vote on your behalf and with all powers you would possess if personally present at the Annual Meeting all of your shares of Learning Tree common stock that you would be entitled to vote at the Annual Meeting, or at any postponement or adjournment thereof.

This proxy, properly signed and dated, is revocable and the shares represented by this proxy will be voted in accordance with the directions provided by you as a stockholder of Learning Tree. If no such directions are indicated, this proxy will be voted FOR the election of all Class I director nominees listed on the reverse side for the Board of Directors of Learning Tree, FOR Proposal 2, FOR Proposal 3, and FOR a frequency of one year under Proposal 4.

In their discretion, the appointed proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting. At the present time the Board of Directors knows of no other Business to be presented at the Annual Meeting.

The above signed acknowledges receipt from Learning Tree prior to execution of this proxy of a Notice of Annual Meeting of Stockholders, as updated, a Proxy Statement dated March 3, 2017, Proxy Statement Supplement dated March 24, 2017 and of the Annual Report to Stockholders.